CSC Confidential – Sensitive Information AGENDA CFO COMMENTARY AND FINANCIAL REVIEW FOURTH QUARTER AND FULL YEAR 2025 FEBRUARY 3 , 2026 Exhibit 99.2

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes . This presentation contains forward - looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company’s business opportunities and anticipated results of operations . Forward - looking statements generally relate to future events or our future financial or operating performance . In some cases, you can identify forward - looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions . Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest . The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis ; however, each forward - looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8 - K. Potential risks and uncertainties that may affect our future revenues, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward - looking statements in this document include : loss of key customer accounts ; our ability to execute the ACCELERATE Growth Strategy ; our ability to execute and realize costs savings related to our Profit Improvement Plan ; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology (“IT”) systems and investments in our DTC businesses ; our ability to maintain the strength and security of our IT systems ; the effects of unseasonable weather, including global climate change ; the seasonality of our business and timing of orders ; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns ; unfavorable economic conditions generally ; the financial health of our customers and retailer consolidation ; higher than expected rates of order cancellations ; changes affecting consumer demand and preferences and fashion trends ; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates ; our ability to attract and retain key personnel ; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks ; volatility in global production and transportation costs and capacity and timing ; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories ; our dependence on third - party manufacturers and suppliers and our ability to source at competitive prices from them or at all ; the effectiveness of our sales and marketing efforts ; business disruptions and acts of terrorism, cyber - attacks or military activities around the globe ; intense competition in the industry ; our ability to establish and protect our intellectual property ; and our ability to develop innovative products . The Company cautions that forward - looking statements are inherently less reliable than historical information . New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward - looking statements contained in this presentation . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . We do not undertake any duty to update any of the forward - looking statements after the date of this document to conform the forward - looking statements to actual results or to changes in our expectations . FORWARD - LOOKING STATEMENTS

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar . To supplement financial information reported in accordance with GAAP, the Company discloses constant - currency net sales information, which is a non - GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars . The Company calculates constant - currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year . Management believes that this non - GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations . Free cash flow is a non - GAAP financial measure . Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures . Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long - term value creation . Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures . Management uses free cash flow as a measure to assess both business performance and overall liquidity . Non - GAAP financial measures, including constant - currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP . The Company provides a reconciliation of non - GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the “Appendix” . The non - GAAP financial measures and constant - currency information presented may not be comparable to similarly titled measures reported by other companies . REFERENCES TO NON - GAAP FINANCIAL INFORMATION GLOSSARY OF PRESENTATION TERMINOLOGY DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign currency exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date

Columbia
Sportswear Company

**WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS**

## ACCELERATE PROFITABLE GROWTH

**CREATE ICONIC PRODUCTS**
Differentiated, Functional, Innovative

**DRIVE BRAND ENGAGEMENT**
Increased, Focused Demand Creation Investments

**ENHANCE CONSUMER EXPERIENCES**
Invest in Capabilities to Delight and Retain Consumers

**AMPLIFY MARKETPLACE EXCELLENCE**
Digitally-Led, Omni-Channel, Global

## EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

Through a Diverse and Inclusive Workforce









Columbia

SOREL

MOUNTAIN HARDWEAR

prAna

CAPITAL ALLOCATION PRIORITIES DEPENDENT UPON OUR FINANCIAL POSITION, MARKET CONDITIONS AND OUR STRATEGIC PRIORITIES, OUR CAPITAL ALLOCATION APPROACH INCLUDES: INVEST IN ORGANIC GROWTH OPPORTUNITIES RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS OPPORTUNISTIC M&A TO DRIVE LONG - TERM PROFITABLE GROWTH THROUGH DIVIDENDS AND SHARE REPURCHASES OUR GOAL IS TO MAINTAIN OUR STRONG BALANCE SHEET AND DISCIPLINED APPROACH TO CAPITAL ALLOCATION .

CSC Confidential – Sensitive Information Q4’25 FINANCIAL OVERVIEW Q 4 ’25 FINANCIAL RESULTS COMPARED TO Q 4 ’24 Q 4 ’25 Highlights : • Net sales decrease reflected underlying weakness in the U.S., partially offset by growth in most of our international markets . • Compared to guidance, net sales upside was driven by better - than - expected conversion of our Fall ’25 U.S. wholesale orders . • Operating margin contraction primarily reflected decreased net sales and SG&A expense deleverage, partially offset by gross margin expansion despite the impact of incremental U.S. tariffs . • Exited the quarter with $790 .8M of cash, cash equivalents and short - term investments, and no borrowings . • Inventory was flat y/y in dollar terms and down approximately 11 % y/y in units .

CSC Confidential – Sensitive Information Q4’25 ACTUAL VS LAST YEAR Commentary on Q 4 ’25 financial results vs last year : • Net sales decrease primarily reflected earlier shipment of Fall ‘25 wholesale orders, partially offset by a modest increase in DTC net sales . • Gross margin expansion driven by healthier inventory composition resulting in less clearance and promotional activity, as well as lower inventory loss provisions, partially offset by the impact of incremental U.S. tariffs . • SG&A was up 3% y/y, primarily driven by higher DTC expenses and other non - recurring SG&A expenses associated with our profit improvement program, partially offset by lower enterprise technology and supply chain expenses, largely resulting from our profit improvement program .

CSC Confidential – Sensitive Information Q4’25 REGIONAL NET SALES PERFORMANCE Commentary below is based on constant currency performance . U.S. • Wholesale : down high - teens %, earlier wholesale shipment timing, coupled with lower Fall ’25 orders • DTC : down LSD % (DTC B&M down LSD %, DTC .com down LSD %) • The Company had 173 stores (152 outlets, 21 branded) exiting Q 4 ’25 vs . 172 stores (154 outlets, 18 branded) exiting Q 4 ’24 • In addition, the Company operated 8 temporary clearance locations existing Q 4 ’25 vs . 28 temporary clearance locations exiting Q 4 ’24 LAAP • Japan : up MSD % (up HSD % c .c .), led by wholesale sales, reflecting later shipment of increased Fall ‘25 orders • China : up LDD % (up LDD % c .c .), outdoor category trends remain solid despite dampened demand for winter season products • Korea : down LSD % (up LSD % c .c .), aided by the execution of marketplace initiatives despite a challenged outdoor market • LAAP distributor : up high - teens % reflecting healthy orderbook growth EMEA • Europe - direct : up MSD % (up slightly c .c .), strong DTC B&M outlet performance, partially offset by lower wholesale, reflecting earlier wholesale shipment timing . Results across channels reflect dampened demand for winter season products . • EMEA distributor : up low - teens %, reflecting healthy orderbook growth Canada • up LSD % (up LSD % c .c .), led by growth in DTC, reflecting increased productivity from existing stores and new stores Q 4 ’25 NET SALES VS . Q 4 ’24 CANADA +2% (+3% c.c.) $67M U.S. - 8% (- 8% c.c.) $626M EMEA +8% (+3% c.c.) $174M LAAP +8% (+10% c.c.) $203M

CSC Confidential – Sensitive Information Q4’25 NET SALES OVERVIEW Q 4 ’25 NET SALES VS . Q 4 ’24 CATEGORY PERFORMANCE CHANNEL PERFORMANCE WHOLESALE: DTC: +1% (0 % c.c .) $429 M $641M - 7% (- 7 % c.c .) • Columbia brand footwear growth was more than offset by a decline in SOREL • Columbia declines reflected softness in the U.S., partially offset by growth internationally • SOREL declines reflected earlier shipment of Fall ‘25 wholesale orders coupled with less clearance and promotional activity • Wholesale declines reflected earlier shipment of Fall ‘25 orders • DTC B&M 0% , DTC.com +2% APPAREL, ACCESSORIES & EQUIPMENT: $855 M 2% (- 2 % c.c .) FOOTWEAR: - 5% (- 6 % c.c .) $215 M BRAND PERFORMANCE - 1% (- 1 % c.c .) $937 M - 1 8% (- 19 % c.c .) $80 M +6% (+6 % c.c .) $2 4M - 5% (- 4 % c.c .) $29M

CSC Confidential – Sensitive Information Q4’25 GROSS MARGIN BRIDGE TAILWINDS • Channel Profitability : lower clearance and promotional activity on healthier inventory • Other : lower inventory loss provisions on healthier inventory HEADWINDS • Channel Profitability : incurred ~$20M in incremental tariff expense prior to mitigation actions Q4’25 GROSS MARGIN EXPANDED 50 BPS Y/Y TO 51.6%

CSC Confidential – Sensitive Information Q4’25 SG&A BRIDGE VS LAST YEAR * Excludes Retail ; **Excludes Advertising Q4’25 SG&A INCREASED $10.9 MILLION, OR 3% Q4’25 SG&A WAS 41.3% OF NET SALES COMPARED TO 39.3% IN Q4’24 PRIMARY SG&A EXPENSE INCREASES • Omni - Channel: higher DTC B&M expenses related to U.S. store impairment charges, partially offset by temporary clearance location closures • Other: includes a variety of non - recurring SG&A expenses associated with our profit improvement program PRIMARY SG&A EXPENSE DECREASES • Enterprise Technology: lower personnel expenses • Supply Chain : lower personnel expenses and variable expenses from reduced DC/3PL unit volumes

CSC Confidential – Sensitive Information 20 25 HIGHLIGHTS 20 25 Highlights : • Net sales increase reflected strength in most of our international markets, partially offset by underlying weakness in the U.S. Global wholesale sales were up, partially offset by decreased global DTC sales . • Gross margin expansion included healthier inventory composition resulting in less clearance and promotional activity, partially offset by the impact of incremental U.S. tariffs which impacted gross margin by $31 .0M prior to mitigation tactics . • SG&A was up 4% y/y, primarily driven by higher DTC expenses, including the impact of new stores and variable expenses, as well as impairment charges related to underperforming retail stores - particularly in the U.S., demand creation investments as part of ACCELERATE, and other non - recurring expenses associated with our profit improvement program, partially offset by reduced expenses in targeted areas of the business and temporary clearance location closures . • Operating income included impairment charges of $29 .0M related to prAna and Mountain Hardwear, which negatively impacted diluted EPS by $0.45 . 20 25 FINANCIAL RESULTS COMPARED TO 2024

BALANCE SHEET OVERVIEW Cash, cash equivalents and short - term investments totaled $790 .8M, compared to $815 .5M as of December 31 , 2024 . $791M flat BALANCE SHEET AS OF DECEMBER 31 , 2025 INVENTORY CASH, CASH EQUIVALENTS, AND SHORT - TERM INVESTMENTS Inventories were essentially flat y/y at $689 .5M. While inventory dollars were flat, units were down by approximately 11 % y/y . Quarter - end inventories included $22 .8M of incremental tariff costs . Older season inventories represent a manageable portion of our total inventory .

CAPITAL OVERVIEW $283M Net cash flow provided by operating activities was $282 .9M, compared to $491 .0M in 2024 . Capital expenditures totaled $66 .2M, compared to $59 .8M in 2024 . $201M The Company repurchased 2 ,972 ,889 shares of common stock for an aggregate of $201 .1M (based on trade date), for an average price per share of $67 .64 . FY’25 SHARE REPURCHASES FY’25 CAPITAL EXPENDITURES FY’25 NET CASH FLOW PROVIDED BY OPERATIONS $0.30 Quarterly dividend ($0.30 per share) – payable on March 20, 2026 to shareholders of record on March 9, 2026. DECLARED DIVIDENDS $66M

CSC Confidential – Sensitive Information 2026 FINANCIAL OUTLOOK The Company's 2026 Financial Outlook is forward - looking in nature, and the following forward - looking statements reflect our expectations as of February 3, 2026 and are subject to significant risks and business uncertain ties, including those factors described under “Forward - Looking Statements” elsewhere in this presentation . These risks and uncertainties limit our ability to accurately forecast results . The Company's Financial Outlook reflects U.S. tariff rates in place on February 3 , 2026 . Net sales $3.43B to $3.50B +1.0% to +3.0% Gross margin 49.8% to 50.0% down 70 to 50 bps SG&A percent of net sales 43.6% to 44.2% 60 bps leverage to flat Operating margin 6.2% to 6.9% 10 to 80 bps leverage Effective income tax rate 24.0% to 25.0% 22.8% Diluted EPS $3.20 to $3.65 -1% to +13% 2026 Financial Outlook Outlook compared to 202 5

CSC Confidential – Sensitive Information 2026 FINANCIAL OUTLOOK ASSUMPTIONS Net sales Anticipated net sales growth primarily reflects: • Growth from all brands - emerging brands growing faster than Columbia • International growth led by Europe Direct, China and International Distributors, partially offset by a modest decline in the U.S. • Growth in DTC and Wholesale - DTC growing faster than wholesale • Footwear growth faster than apparel • Foreign currency is expected to have a 50 to 100 bps favorable impact on full year reported net sales Gross margin Anticipated gross margin contraction primarily reflects: • unmitigated incremental tariff costs expected to have a roughly 300 bps unfavorable impact on gross margin; partially offset by • U.S. price increases for Spring ‘26 and Fall ’26 products combined with cost sharing of incremental tariffs with factory part ner s; • higher channel profitability, primarily related to a healthier inventory position resulting in less clearance and promotional ac tivity; and • favorable channel and regional sales mix shift. SG&A expenses Anticipated SG&A expense growth includes: • higher incentive compensation expenses compared to reduced levels in 2025; and • higher omni - channel spend, including increased DTC expenses from new stores and variable expenses from planned DTC sales growth; partially offset by • lower personnel expenses in targeted business areas resulting from profit improvement program actions. Demand creation as a percent of net sales is anticipated to be ~6.4% of net sales, compared to 6.5% of net sales in 2025. Share count and foreign currency • The diluted EPS range is based on estimated weighted average diluted shares outstanding of ~52.9M. • Foreign currency translation and transactional effects are expected to have an approximate $0.10 favorable impact on diluted EPS. Cash flow • Operating cash flow is anticipated to be $300M to $330M. • Capital expenditures are planned to be between $65M and $75M. Q1’26 outlook • Net sales of $747M to $759M, representing a decline of approximately 4.0% to 2.5% compared to Q1’25. - Decline in U.S. Wholesale sales from lower Spring ‘26 orders - Decline in U.S. DTC sales due to impact of temporary clearance store closures as well as inventory shortages from cancellatio ns of Fall ‘25 inventory buys in response to tariff announcements last year - Healthy international growth led by Europe Direct, International Distributors and China • Operating margin of 2.1% to 2.9% of net sales, compared to 6.0% for Q1’25. • Operating margin includes SG&A expense deleverage driven by low - single - digit percent SG&A growth on declining net sales, and gro ss margin contraction primarily resulting from the impact of unmitigated incremental U.S. tariffs. • Diluted EPS is expected to be $0.29 to $0.37, compared to $0.75 for Q1’25.

CSC Confidential – Sensitive Information ACCELERATE GROWTH STRATEGY MARKETPLACECreate elevated omni - channel brand experiences Maintain outlet and value - oriented wholesale distribution Activate brand and product strategies by elevating the position of the Columbia brand in the U.S. m arketplace PRODUCTEmphasize innovation and style Deliver durable high - value products Streamline assortment with fewer, more powerful collections with clear purpose BRAND CONSUMER Fuel Our Growth Strengthen our Core Elevate consumers’ perception of the Columbia brand Refreshed creative strategy that brings Columbia’s unique brand personality to life Deliver growth with new consumers Bring new younger, active consumers into the brand Steward core consumer segments Continue to serve existing consumers with accessible outdoor essentials MARKETING Deliver integrated full - funnel marketing Higher and more efficient demand creation spending ,with more creative and immersive ways to experience the brand ACCELERATE is a consumer - centric growth strategy intended to elevate the Columbia brand to attract younger and more active consumers . It is a multi - year initiative centered around several consumer - centric shifts to our brand, product and marketplace strategies, as well as enhanced ways of working . 2025 was an important milestone in this journey . The Columbia brand launched its new brand platform “Engineered for Whatever” through a global brand campaign in print, on social, and in - person . The Columbia brand also released certain new products designed with a younger, more active consumer in mind, and re - launched the U.S. Columbia .com website, with enhanced features and photography . We’re encouraged with early indicators, which signal that our differentiated marketing communications and enhanced products are resonating with consumers, providing us confidence as we plan for future seasons .

CSC Confidential – Sensitive Information PROFIT IMPROVEMENT PLAN UPDATE Our profit improvement program has achieved/exceeded targeted savings which has enabled the Company to slow the rate of SG&A growt h while investing in the Columbia ACCELERATE strategy Annualized Cost Savings Executed to Date ~$90M in 2024 and ~$80M in 2025 ▪ Operational Cost Savings: normalizing inventories, supply chain transformation, enterprise technology cost structure optimization ▪ Organization Cost Savings: reduction - in- force, primarily impacting U.S. corporate personnel, and expense reductions across the Company’s cost structure ▪ Indirect Cost Savings: strategic sourcing and vendor rationalization ▪ Underperforming DTC Store Rationalization Profit Improvement Plan Objective Right - size the Company’s cost structure to alleviate SG&A pressure and to position the Company to expand operating margin over time, while also providing capacity to invest in Columbia’s ACCELERATE strategy and other strategic priorities Going forward, we remain committed to driving SG&A expense efficiency and achieving operating margin leverage

APPENDIX

CSC Confidential – Sensitive Information Q4’25 CONSTANT - CURRENCY RECONCILIATION

CSC Confidential – Sensitive Information TWELVE MONTHS FREE CASH FLOW RECONCILIATION